Customer Leases	12 Months Ended
Dec. 31, 2012
Customer Leases

11. Customer Leases

Customer lease arrangements customarily contain provisions that either allow for renewal or continuation on a month-to-month arrangement. Certain leases contain early termination rights. At lease inception, early termination is generally not deemed reasonably assured due to the significant economic penalty incurred by the lessee to exercise its termination right and to relocate its equipment. The future minimum lease payments to be received under non-cancelable operating leases, excluding month-to-month arrangements and submetered power, for the next five years are shown below:

(dollars in millions)
2013	$135.2
2014	106.5
2015	70.7
2016	49.6
2017	34.1